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                                                                    Exhibit 99.6


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT dated as of February 8, 2002 is entered into between Aspen Technology, Inc., a Delaware corporation ("Aspen"), and Accenture LLP, an Illinois general partnership registered as a limited liability partnership ("Accenture").

                              PRELIMINARY STATEMENT

     A. This Agreement is being entered into in connection with the Stock Issuance Agreement for Development and the Stock Issuance Agreement for License Fees, each dated as of the date hereof and entered into, between Aspen and Accenture, pursuant to which, among other things, Aspen is agreeing to issue shares of its common stock to Accenture in the circumstances set forth therein.

     B. Aspen and Accenture desire to establish the terms and conditions pursuant to which registration of such shares of common stock may be effected.

     NOW, THEREFORE, in consideration of the premises herein contained, the parties hereby agree as follows:

1.   CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     "THIS AGREEMENT" shall mean this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

     "ASPEN COMMON" shall mean the common stock, $.10 par value per share, of Aspen.

     "BUSINESS DAY" shall mean any day that the Commission is open and conducting business.

     "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "ISSUANCE AGREEMENTS" shall mean, together, the Stock Issuance Agreement for Development and the Stock Issuance Agreement for License Fees, each dated as of the date hereof and entered into, between Aspen and Accenture, as either such agreement may be amended from time to time.

     "OTHER HOLDERS" shall mean holders of securities of Aspen (other than Stockholders to the extent of their holdings of Registrable Shares) who are entitled, by contract with Aspen, to have their securities included in a Registration Statement.

     "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "REGISTRABLE SHARES" shall mean (a) the shares of Aspen Common issued to Accenture pursuant to the Issuance Agreements, (b) any other securities issued by Aspen in exchange for any of such shares of Aspen Common (but, with respect to any particular Registrable Share, only so long as it continues to be a Registrable Share) and (c) any shares of Aspen Common issued as a dividend or distribution on account

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of Registrable Shares or resulting from a subdivision of outstanding Registrable
Shares into a greater number of shares (by reclassification, stock split or otherwise); provided that a security that was at one time a Registrable Share shall cease to be a Registrable Share when (i) it has been effectively registered and sold pursuant to a Registration Statement or (ii) it has been transferred in a transaction in which the rights under this Agreement are not assigned and is no longer held of record by a Stockholder.

     "REGISTRATION EXPENSES" shall mean all reasonable expenses incurred by Aspen in complying with the provisions of Section 2, including all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel and accountants for Aspen, state Blue Sky fees and expenses, fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of any offering of Registrable Securities, and expenses of any regular or special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions, and the fees and expenses of the Stockholders' own counsel.

     "REGISTRATION STATEMENT" shall mean a registration statement filed by Aspen with the Commission for a public offering and sale of securities of Aspen (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "SELLING STOCKHOLDER" shall mean any Stockholder owning Registrable Shares included in a Registration Statement.

     "STOCKHOLDERS" shall mean Accenture and any other persons or entities constituting Stockholders pursuant to Section 3.

2.   REGISTRATION RIGHTS

     2.1. SHELF REGISTRATIONS

          (a)  TIMING OF SHELF REGISTRATIONS.

               (i) Aspen shall file, by no later than 121 days after the date hereof, a Registration Statement to cause the Initial Shares (as defined in the Stock Issuance Agreement for License Fees dated the date hereof between Aspen and Accenture) to be registered under the Securities Act for resale by each Selling Stockholder in the manner designated by it to the extent necessary to permit their sale on a continuous basis pursuant to Rule 415 under the Securities Act in accordance with Section 2.1(d).

               (ii) In addition, Aspen shall file a Registration Statement (each a "Subsequent Registration Statement") with respect to each subsequent issuance to Accenture of shares of Aspen Common pursuant to either of the Issuance Agreements to cause such Registrable Shares to be registered under the Securities Act for resale by each Selling Stockholder in the manner designated by it to the extent necessary to permit their sale on a continuous basis pursuant to Rule 415 under the Securities Act in accordance with Section 2.1(d), and shall use its reasonable efforts to file such Registration Statement as soon as practicable after the date of such issuance.


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               (iii) Any registration of Registrable Shares pursuant to this
          Section 2.1(a) is referred to herein as a "Shelf Registration."

               (iv) Subject to Aspen's right to suspend or withdraw Registration Statements pursuant to Section 2.1(b), Aspen shall maintain the effectiveness of a Shelf Registration from the date of effectiveness of such Shelf Registration until the first anniversary of the date on which the Registrable Shares registered thereby were issued or, if earlier, the date on which all Registrable Shares registered thereby have been sold by the Selling Stockholders.

     (b) DEFERRAL, WITHDRAWAL OR SUSPENSION OF SHELF REGISTRATIONS. If at any time that Aspen would otherwise be required to file a Subsequent Registration Statement, to obtain the effectiveness of a Subsequent Registration Statement or to maintain the effectiveness of a Registration Statement, Aspen is engaged in any activity, public offering or transaction or preparations or negotiations for any activity, public offering or transaction (A) that Aspen desires to keep confidential for bona fide business reasons or that would be adversely affected by such Registration Statement and (B) Aspen's Board of Directors determines in good faith, by appropriate resolutions, that the public disclosure requirements imposed on Aspen pursuant to such Registration Statement would require disclosure of such activity or transaction, then Aspen may direct:

               (i) that the filing of any Subsequent Registration Statement otherwise required to be filed pursuant to Section 2(a) be delayed,

               (ii) that any pending Subsequent Registration Statement that was filed in accordance with Section 2(a)(iii) and that has not been declared effective be withdrawn or that efforts to obtain the effectiveness thereof be suspended, and

               (iii) that any then-effective Registration Statement be withdrawn and/or require that the Selling Stockholders immediately cease the sale of shares of Aspen Common pursuant thereto by providing written notice to the Selling Stockholders;

provided that Aspen may not direct any such delay, withdrawal, suspension or cessation with respect to any Registration Statement (w) during the 45-day period commencing on the date that the Initial Registration Statement is declared effective, (x) during the 30-day period commencing on the date that the Subsequent Registration Statement is declared effective, but such restriction shall apply only if Aspen exercised its right under Section 2.1(b)(i) to delay the filing of such Subsequent Registration Statement, (y) for more than a total of 90 days during the one-year period commencing on the date that the Initial Registration Statement is initially declared effective or (z) for more than a total of 90 days during the one-year period commencing on the first anniversary of the date that the Initial Registration Statement is initially declared effective.

     (c) CONSEQUENCES OF CESSATION OF SALES UNDER A SHELF REGISTRATION. Upon receipt of a notice pursuant to Section 2.1(b)(iii), each Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Shelf Registration until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by Aspen that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

     (d) SALES THROUGH MARKET MAKERS. All sales of Registrable Shares pursuant to a Shelf Registration shall be effected through any or all of Banc of America Securities LLC, First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Dean


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Witter as brokers or dealers or, to the extent agreed upon by Aspen (which agreement shall not be unreasonably withheld), any other brokerage firm or dealer acting as a market maker for Aspen Common. Sales of such Registrable Shares shall not be effected through underwritten public offerings.

2.2. REQUIRED REGISTRATION

     (a) TIMING OF REQUIRED REGISTRATION. Subject to the provisions of Section 2.2(b), at any time after the date hereof at which the number of Registrable Shares exceeds ten percent of the total number of shares of Aspen Common then outstanding, a Stockholder or Stockholders may request, in writing, that Aspen effect the registration of Registrable Shares having an aggregate value of at least $10,000,000, based on the public market price on the date of such request (each a "Required Registration"), for sale in an underwritten public offering in accordance with Section 2.2(d).

     (b) NOTICE TO OTHER STOCKHOLDERS. Upon receipt of any request for registration pursuant to this Section 2.2, Aspen shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to Aspen within 10 days after Aspen provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject to Section 2.2(d). Thereupon, Aspen shall use its reasonable efforts to cause such Registrable Shares to be registered under the Securities Act to the extent necessary to permit their inclusion is the underwritten public offering in accordance with Section 2.2(e).

     (c) NUMBER OF REQUIRED REGISTRATIONS. Aspen shall not be required to effect more than one Required Registration pursuant to Section 2.2(a). For purposes of this Section 2.2(c), a Registration Statement shall not be counted as a Required Registration until such time as such Registration Statement has been declared effective by the Commission, unless the Stockholders requesting registration withdraw their request for such registration (other than as a result of information concerning the business or financial condition of Aspen that is made known to such Stockholders after the date on which such registration was requested) and do not elect to pay the Registration Expenses therefor pursuant to Section 2.5.

     (d) DEFERRAL OF REQUIRED REGISTRATION. If at the time of a Required Registration request pursuant to Section 2.2(a),

               (i) Aspen is engaged (or Aspen's Board of Directors has determined in good faith to engage within 90 days after the date on which such request was delivered to Aspen) in a registered public offering of securities for its own account or any other activity that, in the good faith determination of Aspen's Board of Directors, would be adversely affected by such Required Registration, and

               (ii) Aspen's Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such offering or other activity, (A) it would be detrimental to Aspen (other than as relating solely to the price of the Aspen Common) to file a Registration Statement for such Required Registration at such time and (B) it is in the best interests of Aspen to defer proceeding with such Required Registration at such time, then Aspen may direct that the filing of a Registration Statement for such Required Registration be delayed for a period not to exceed (x) 90 days from the date on which Aspen provides such direction or (y) the period during which (in the good faith determination of Aspen's Board of Directors) filing such Registration Statement would be detrimental to Aspen, whichever occurs first. This right to


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delay filing such Required Registration may not be exercised by Aspen more than once with respect to a Required Registration.

     (e) UNDERWRITING. A Required Registration may be effected only in connection with a firm commitment underwriting. The right of any Stockholder to include its Registrable Shares in a Required Registration pursuant to Section 2.2(a) shall be conditioned upon such Stockholder's participation in the contemplated underwritten public offering on the terms set forth in this Agreement. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by Aspen, provided that the identity of the lead managing underwriter or co-lead managing underwriters, as the case may be, shall be subject to the approval of the Stockholder or Stockholders initiating the request for the Required Registration, which approval shall not be unreasonably withheld or conditioned, provided that such lead managing underwriter is, or such co-lead managing underwriters are, investment banking firm(s) of nationally recognized standing. Notwithstanding any other provision of this Section 2.2, if the managing underwriters reasonably determine that the inclusion of all shares requested to be registered would adversely affect the offering, then Aspen may limit the number of Registrable Shares to be included in the Required Registration and shall so advise all Stockholders requesting registration. The number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner:

               (i) Any securities to be offered by Aspen and the securities of Aspen held by holders other than the Stockholders and the Other Holders shall be excluded from such Required Registration to the extent deemed advisable by the managing underwriters, and, if a further limitation on the number of shares is required, then the number of shares that may be included in such Required Registration shall be allocated pro rata (on an as-converted basis) among all Stockholders and Other Holders requesting registration in accordance with the respective number of shares of Aspen Common held when Aspen provides notice as specified in Section 2.2(a).

               (ii) If any Stockholder or Other Holder is entitled to include more securities than such Stockholder or Other Holder requested to be registered, then the excess securities shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding clause (i).

If any Stockholder or any Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to Aspen, and any Registrable Shares or other securities held by such Stockholder or Other Holder shall be excluded or withdrawn from such registration.

2.3. PIGGYBACK REGISTRATION

     (a) REQUEST FOR INCLUSION. If Aspen determines to file a Registration Statement for an underwritten public offering (a "Piggyback Registration"), then Aspen shall, prior to such filing, provide written notice to all Stockholders of its intention to do so, provided that no such notice is required to be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.3(b). Upon the written request of a Stockholder or Stockholders given within 20 days after Aspen provides such notice (which request shall state the intended method of disposition of such Registrable Shares), Aspen shall use its reasonable efforts to cause all Registrable Shares that Aspen has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such


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Stockholder or Stockholders, provided that Aspen shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.3 without obligation to any Stockholder.

     (b) UNDERWRITING. The right of any Stockholder to include its Registrable Shares in a Piggyback Registration pursuant to Section 2.3(a) shall be conditioned upon such Stockholder's participation in the contemplated underwritten public offering on the terms set forth in this Agreement. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by Aspen. Notwithstanding any other provision of this Section 2.3, if the managing underwriters reasonably determine that the inclusion of all shares requested to be registered would adversely affect the offering, then Aspen may limit the number of Registrable Shares to be included in the Piggyback Registration and shall so advise all Stockholders requesting registration. The number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner:

               (i) The securities of Aspen held by holders other than the Stockholders and the Other Holders shall be excluded from such Piggyback Registration to the extent deemed advisable by the managing underwriters, and, if a further limitation on the number of shares is required, then the number of shares that may be included in such Piggyback Registration shall be allocated pro rata (on an as-converted basis) among all Stockholders and Other Holders requesting registration in accordance with the respective number of shares of Aspen Common held when Aspen provides notice as specified in Section 2.3(a).

               (ii) If any Stockholder or Other Holder is entitled to include more securities than such Stockholder or Other Holder requested to be registered, then the excess securities shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding clause (i).

If any Stockholder or any Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to Aspen, and any Registrable Shares or other securities held by such Stockholder or Other Holder shall be excluded or withdrawn from such registration.

2.4. REGISTRATION PROCEDURES

     (a) GENERAL. If and whenever Aspen is required by the provisions of this Agreement to use its reasonable efforts to effect the registration of any Registrable Shares under the Securities Act, Aspen shall:

               (i) prepare and file with the Commission a Registration Statement on an appropriate form as expeditiously as practicable, and take such additional steps as are reasonably practicable to cause or enable the Commission to declare such Registration Statement to be effective at the earliest practicable date;

               (ii) as expeditiously as practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for the period, if any, specified elsewhere herein or for such lesser period until all such Registrable Shares are sold;


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               (iii) as expeditiously as practicable furnish to each Selling
          Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

               (iv) as expeditiously as practicable use its reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders, provided that Aspen shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

               (v) prior to the effective date of the Registration Statement, cause all such Registrable Shares to be listed or quoted on each securities exchange or automated or inter-dealer quotation system on which similar securities issued by Aspen are then listed;

               (vi) provide a transfer agent and registrar for all such Registrable Shares no later than the effective date of such Registration Statement;

               (vii) subject to such confidentiality arrangements as Aspen may reasonably require, make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of Aspen and cause Aspen's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with their due diligence investigation with respect to such Registration Statement;

               (viii) in the case of an underwritten offering, obtain a "cold comfort" letter or letters from Aspen's independent public accountants and furnish a signed counterpart of a customary opinion of counsel of Aspen, in each case, addressed to each Selling Stockholder, if appropriate, and the underwriters dated the effective date of the Registration Statement and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement;

               (ix) as expeditiously as practicable, notify each Selling Stockholder or, in the case of an underwritten offering, each managing underwriter at any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading or incomplete in light of the circumstances then existing, and promptly amend the Registration Statement and/or related Prospectus to correct such untrue statement or to include the omitted information;

               (x) as expeditiously as practicable, notify each Selling Stockholder or, in the case of an underwritten offering, each managing underwriter, promptly after Aspen shall receive notice thereof, of the time when such Registration Statement has become



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               effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                    (xi) as expeditiously as practicable following the
               effectiveness of such Registration Statement, notify each Selling Stockholder or, in the case of an underwritten offering, each managing underwriter of any stop order, order of formal or informal investigation or any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

          (b) PROSPECTIVE AMENDMENTS. If Aspen has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, Aspen shall, as expeditiously as practicable, notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares. Aspen shall, as expeditiously as practicable, provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

          (c) MANAGEMENT COOPERATION. In connection with a Required Registration of Registrable Shares, management of Aspen will make a good faith effort to participate in such road show meetings as are requested by the lead managing underwriter of such offering; provided that any such request shall be reasonable in scope in light of the size and nature of the offering and in light of the applicable management team members' then-existing responsibilities to manage the business of Aspen.

     2.5. ALLOCATION OF EXPENSES. Aspen will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.2(a) is withdrawn at the request of Accenture (other than as a result of information concerning the business or financial condition of Aspen that is made known to the Selling Stockholders after the date on which such registration was requested) and if Selling Stockholders holding a majority of the Registrable Shares proposed to have been registered elect not to have such registration counted as a registration requested under Section 2.2, the Selling Stockholders shall pay the reasonable Registration Expenses of such registration.

     2.6. INDEMNIFICATION AND CONTRIBUTION.

          (a) INDEMNIFICATION BY ASPEN. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, Aspen will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, with respect to each registration, qualification or compliance effected pursuant to this Section 2, against any losses, claims, damages, liabilities (or actions, proceedings or settlements in respect thereof), joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, incident to any such registration, qualification or compliance, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or any violation by Aspen of the Securities Act or Exchange Act or any rule or regulation thereunder applicable to Aspen and relating to action or inaction required by Aspen in connection with any such


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     registration, qualification or compliance; and Aspen will reimburse each such Selling Stockholder, underwriter and controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Aspen will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to Aspen, by such Selling Stockholder, underwriter or controlling person and stated to be specifically for use in the preparation thereof.

          (b) INDEMNIFICATION BY SELLING STOCKHOLDERS. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless Aspen, each of its directors and officers and each underwriter (if any) and each person, if any, who controls Aspen or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which Aspen, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to Aspen by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

          (c) INDEMNIFICATION PROCEDURES. Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party is determined to be inappropriate, based upon the advice of counsel, for the Indemnified Party due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

          (d) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of Aspen on the one hand and the Selling Stockholders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of Aspen and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied (or required to be supplied) by Aspen or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Aspen and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.6, (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) Aspen shall be liable and responsible for any amount in excess of such proceeds; provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

     2.7. INFORMATION BY HOLDER. Each Stockholder included in any registration shall furnish to Aspen such information regarding such Stockholder and the distribution proposed by such Stockholder as Aspen may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     2.8. "STAND-OFF" AGREEMENT; CONFIDENTIALITY OF NOTICES. Each Stockholder, if requested by Aspen and the managing underwriters of an underwritten public offering of Aspen Common that constitutes a Piggyback Registration, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of Aspen for the applicable lock-up period under lock-up arrangements generally entered into by selling stockholders, executive officers and directors of Aspen at the request of such managing underwriters, provided that (a) such period shall not extend beyond 90 days after the date of the final prospectus for such offering and (b) such Stockholder was offered the opportunity pursuant to Section 2.3(a) to have such Stockholder's Registrable Shares registered by Aspen to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder and that the underwriters have not limited the number of such

Stockholder's Registrable Shares to be included in the Piggyback Registration as contemplated by the fourth sentence of Section 2.2(e). Aspen may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 90-day period. Any Stockholder receiving any written notice from Aspen regarding Aspen's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

     2.9. RULE 144 REQUIREMENTS. Aspen agrees to:

          (a) make and keep current public information about Aspen available, as those terms are understood and defined in Rule 144;

          (b) use its reasonable efforts to prepare and file with the Commission in a timely manner all reports and other documents required of Aspen under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) promptly furnish to any Stockholder upon request (i) a written statement by Aspen as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of Aspen, and (iii) such other reports and documents of Aspen as such Stockholder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     2.10. SECTIONS 2.2, 2.3 AND 2.4 TERMINATION. All of Aspen's obligations to register Registrable Shares of any Stockholder under Sections 2.2 and 2.4 shall terminate on the first date on which (a) no additional shares of Aspen Common are subject to issuance to Accenture under either of the Issuance Agreements and
(b) all of the Registrable Shares of such Stockholder may be sold within a three-month period pursuant to Rule 144. All of Aspen's obligations to register Registrable Shares under Section 2.3 shall terminate on June 30, 2006.

3.   TRANSFERS OF RIGHTS

     This Agreement, and the rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder without consideration to any partner, limited liability company member or stockholder of such Stockholder or to a controlled affiliate of Accenture Ltd, an exempted company organized under the Companies Act 1981 of Bermuda or of any such partner, limited liability company member or stockholder, and such assignee thereafter shall be deemed a "Stockholder" for purposes of this Agreement; provided that the assignee provides written notice of such assignment to Aspen and agrees in writing to be bound hereby.

4.   GENERAL

     4.1. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Aspen and Stockholders holding at least a majority of the Registrable Shares. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment, termination or waiver applies to all Stockholders in the same fashion. Aspen shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any Stockholder that did not consent in writing to such amendment, termination or waiver. Any such amendment, termination or waiver effected in accordance with this Section
4.1 shall be binding on all parties hereto, even if they do not execute such consent. No waiver by any party hereto with respect to any condition or breach hereunder shall be deemed to extend to any prior or subsequent condition or breach hereunder or affect in any way any rights arising by virtue of any prior or subsequent condition or breach. No failure on the part of any parties hereto to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     4.2. CONSTRUCTION

          (a) The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (b) The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against a party hereto.

          (c) The term "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

          (d) References herein to "Sections" shall be deemed to be to sections of this Agreement, unless otherwise specified.

     4.3. ENTIRE AGREEMENT; SUCCESSORS. This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except as otherwise expressly provided herein. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns.

     4.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of New York. THE PARTIES HERETO WAIVE ANY RIGHT THEY MAY HAVE, AND AGREE NOT TO DEMAND, A TRIAL BY JURY.

     4.5. NOTICES. All notices, instructions, demands, claims, requests and other communications given hereunder or in connection herewith shall be in writing. Any such communication shall be sent either (a) by registered or certified mail, return receipt requested, postage prepaid, or (b) via a reputable nationwide overnight courier service, in each case to the address set forth below. Any such communication shall be deemed to have been delivered two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service.

           To Aspen:           Aspen Technology, Inc.
                               Ten Canal Park
                               Cambridge, Massachusetts  02141
                               Facsimile:  617.577.0722
                               Attention:  Chief Executive Officer
                                             and General Counsel

               With a copy to:    Hale and Dorr LLP
                                  60 State Street
                                  Boston, Massachusetts  02109
                                  Facsimile:  617.526.5000
                                  Attention:  Mark L. Johnson

           To any Stockholder:    At such Stockholder's address of record in the
                                  stock transfer records of Aspen.

               With copies to:    Accenture LLP
                                  1661 Page Mill Road
                                  Palo Alto, California 94304
                                  Facsimile:  312.652.8136
                                  Attention: General Counsel

                                  Accenture LLP
                                  100 South Wacker Drive, Suite 500
                                  Chicago, Illinois  60606
                                  Attention:  Legal and Commercial Department

Any party hereto may give any notice, instruction, demand, claim, request or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such communication shall be deemed to have been duly given unless and until it actually is received by the party for which it is intended. Any party hereto may change the address to which notices, instructions, demands, claims, requests and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner set forth in this Section 4.5.

     4.6. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any circumstances in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other circumstances or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

     4.7. SIGNATURES. This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

                                      * * *

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


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                      ASPEN TECHNOLOGY, INC.


                                      By: /s/ Lisa W. Zappala
                                         ---------------------------------------
                                           Title: Senior Vice President, Finance
                                                  and Chief Financial Officer

                                      ACCENTURE LLP


                                      By: /s/ David A. Crow
                                         ---------------------------------------
                                           Title: Partner



                                      -14-